EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with Florida Community Banks, Inc.'s ("Company") Quarterly Report on Form 10-Q for the period ended June 30, 2005 ("Report"), each of the undersigned certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  08/08/2005                By:   /s/ Guy W. Harris
       ---------------------            ----------------------------------------
                                        Guy W. Harris
                                        Chief Financial Officer


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